Accounts Payable and Accrued Expenses - Summary of Accounts Payable and Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Payables and Accruals [Abstract]
Accounts Payable, Trade, Current		$ 485	$ 440
Payroll and benefits		1,119	1,364
Inventory		0	69
Royalty fees due to unrelated parties		4	6
Consulting		0	8
Rent and utilities		0	28
Audit and tax fees		218	99
Legal		40	69
Other		44	298
Total accounts payable and accrued expenses	$ 1,692	$ 1,910	$ 2,381